United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant     ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

3PEA INTERNATIONAL, INC.

(Name of Registrant As Specified In Its Charter)

_______________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

3PEA INTERNATIONAL, INC.

1700 W. Horizon Ridge Parkway, Suite 200

Henderson, Nevada 89012

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 6, 2018

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of 3Pea International, Inc. The meeting will be held on Friday, May 18, 2018 at 2:30 p.m., local time, at M Resort Spa Casino, at 12300 Las Vegas Blvd. S, Henderson, Nevada 89044, for the following purposes:

1.	To elect the four nominees named in this proxy statement for director to hold office until the 2019 annual meeting of our stockholders.

2.	To ratify the selection of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

3.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

In addition, the proxy statement contains other important information about 3Pea International, Inc., including information about the role and responsibilities of our Board of Directors and its committees, information about executive compensation, and information about the beneficial ownership of 3Pea International, Inc. securities.

Your vote is very important. Whether or not you plan to attend the annual meeting in person, please complete and return the enclosed proxy card.

Sincerely yours,

/s/ Anthony E. DePrima, Esq.
Anthony E. DePrima, Esq.
General Counsel, Secretary and Director

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote over the internet or by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card, as promptly as possible in order to ensure your representation at the meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a proxy card by mail, the instructions are printed on your proxy card and included in the accompanying proxy statement. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

i

3PEA INTERNATIONAL, INC.

1700 W. Horizon Ridge Parkway, Suite 200

Henderson, Nevada 89012

PROXY STATEMENT

FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 18, 2018

This proxy statement contains information about the 2018 annual meeting of stockholders (“2018 Annual Meeting”) of 3Pea International, Inc. (referred to in this proxy statement as “3Pea”, “the Company”, “we”, “our” or “us”). The meeting will be held on Friday, May 18, 2018, beginning at 2:30 p.m. local time, at M Resort Spa Casino, located at 12300 Las Vegas Blvd. S, Henderson, Nevada 89044.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2018 Annual Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board of Directors.

These proxy materials, together with our annual report to stockholders for our 2017 fiscal year, are first being mailed to stockholders on or about April 6, 2018 and are also available online at www.iproxydirect.com/tpnl and at www.3pea.com. The Notice of Internet Availability of Proxy Materials is first being mailed to certain stockholders on or about April 6, 2018. For ease of voting, stockholders are encouraged to vote using the Internet. We encourage you to access and review all of the important information in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT THE 2018 ANNUAL MEETING AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board of Directors is soliciting your proxy to vote at the 2018 Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 6, 2018 to all stockholders of record entitled to vote at the 2018 Annual Meeting.

What is the purpose of the annual meeting?

At our 2018 Annual Meeting, stockholders will consider and vote on the following matters:

1.	To elect the four nominees named in this proxy statement for director to hold office until the 2019 annual meeting of our stockholders.

2.	To ratify the selection of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.	To conduct any other business properly brought before the meeting.

Who can vote?

You may vote if you were a stockholder of 3Pea as of the close of business on the record date, which is March 30, 2018. As of the record date, there were 43,185,765 shares of common stock outstanding.

1

How many votes do I have?

Each share of our common stock that you own on the record date entitles you to one vote on each matter subject to a vote.

Directors and executive officers of 3Pea own or control the voting of 18,828,053 shares of common stock, representing approximately 43.6% of the total outstanding voting shares at the record date. We expect all of these shares will be voted FOR all of the proposals as described in this proxy statement.

How do I vote?

If you are the record holder of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote as follows:

1.	You may vote by mail. You may vote by completing and signing the proxy card enclosed with this proxy statement (or by requesting a paper copy of the materials if you only received an electronic version) and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it from the United States. The shares you own will be voted according to your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. Your vote will not be counted unless your proxy card is received by us prior the 2018 Annual Meeting.

2.	You may vote by Internet. You may vote over the Internet as instructed on the proxy card enclosed with this proxy statement and accessing www.iproxydirect.com/tpnl. The shares you own will be voted according to your instructions on the proxy card submitted electronically. If you do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. Your vote will not be counted unless you vote electronically prior to the 2018 Annual Meeting.

3.	You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or by completing a ballot. Ballots will be available at the meeting.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

FOR the election of each of the four nominees to serve as directors on the Board of Directors until our 2019 annual meeting of stockholders.

FOR the ratification of the selection of Squar Milner LLP, as our independent registered public accounting firm for the 2018 fiscal year.

Is my vote important?

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions in this proxy statement. Choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

What if I return a proxy card but do not make specific choices?

Any proxy card returned without directions given will be voted (1) “FOR” the election of directors presented in this proxy statement to the Board of Directors, (2) “FOR” the ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm to audit the financial statements for our 2017 fiscal year, and (3) as to any other business that may come before the 2018 Annual Meeting, in accordance with the judgment of the person or persons named in the proxy.

2

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The proposal to ratify the selection of Squar Milner LLP as our independent auditor for fiscal year 2018 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our 2018 Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

Can I change my vote after I have mailed my proxy card or after I have voted my shares?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•	giving our Corporate Secretary, Anthony E. DePrima, Esq., written notice to that effect. He may be contacted at 1700 W. Horizon Ridge Parkway, Suite 200, Henderson, Nevada 89012; e-mail: adeprima@3pea.com;

•	voting again prior to the time at which the Internet voting facilities close by following the procedures applicable to that method of voting, as directed on the enclosed proxy card; or

•	voting in person at the meeting.

How can I access the proxy materials over the internet?

You may view and also download our proxy materials, including our Form 10-K for the year ended December 31, 2017, which is our Annual Report for 2017, and the Notice by accessing www.iproxydirect.com/tpnl and on our website at www.3pea.com.

Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. We pay all costs to solicit these proxies. Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities. We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. We will reimburse their reasonable expenses.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if more than 50% of the outstanding shares entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were 43,185,765 shares of common stock outstanding. Thus, 21,592,883 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item to pass?

Election of Directors. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. There are four nominees and four positions to be filled; this means that the four individuals receiving the most votes will be elected. Abstentions and broker non-votes will not be relevant to the outcome.

3

Ratification of independent registered public accounting firm. The votes cast “for” must exceed the votes cast “against” in order to ratify the selection of Squar Milner LLP, as our independent registered public accounting firm. Abstentions and broker non-votes will not be relevant to the outcome.

If your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, they will be treated as broker non-votes and will not be counted for purposes of determining the outcome of a proposal. Abstentions and votes “withheld” are counted for the purpose of establishing a quorum.

Who will count the votes?

We will appoint an Inspector of Elections for the 2018 Annual Meeting who will not be an officer, director or nominee.

What is “householding”?

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. Your materials may be househeld based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes his or her consent.

If you would like to receive your own set of our proxy statement and related materials now or in the future, or if you share an address with another 3Pea stockholder and together both of you would like to receive only a single set of our proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and related materials by contacting our Corporate Secretary at 3Pea, 1700 W. Horizon Ridge Parkway, Suite 200, Henderson, Nevada 89012, Attention: Corporate Secretary; telephone: (702) 453-2221; e-mail: adeprima@3pea.com.

How and when may I submit a stockholder proposal for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary at 1700 W. Horizon Ridge Parkway, Suite 200, Henderson, Nevada 89012. With respect to proposals made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, the proposal must be received by our Corporate Secretary by December 7, 2018 for inclusion in our proxy statement and form of proxy. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates, must be received by our Corporate Secretary by no later than December 7, 2018, in order to be considered timely.

You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our 2018 Annual Meeting of stockholders. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the 2018 Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

4

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board of Directors, or “Board”, has nominated four persons (the “Nominees”) to be elected at the 2018 Annual Meeting to serve until the 2019 annual meeting of stockholders and until their respective successors are elected and qualified. Our Board currently has four members, and each Nominee already serves on our Board. Each Nominee has agreed to serve on the Board, if elected.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The four nominees receiving the highest number of affirmative votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Set forth below is information regarding the Nominees, as of March 30, 2018, including their ages as of December 31, 2017, positions with 3Pea, recent employment and other directorships, if any.

Nominees

Name	Age	Position	Director Since
Mark R. Newcomer	52	Chief Executive Officer, President, Chairman and Director	March 2006
Anthony E. DePrima, Esq.	78	General Counsel, Corporate Secretary and Director	October 2009
Daniel H. Spence	54	Chief Information Officer, Director	March 2006
Bruce Mina	71	Director	March 2018

Mark R. Newcomer, Chairman, Chief Executive Officer, President, Director. Mr. Newcomer serves as our President and Chief Executive Officer and has served in this capacity and as a director since March 2006. From February of 2001 to present, Mr. Newcomer continues to serve as chairman and CEO of 3PEA Technologies, Inc., a payment solutions company he co-founded in 2001 with Mr. Spence. Mr. Newcomer continues to be a driving force in guiding the company's growth through technology investments, acquisitions, new product lines, and strategic partnerships. Mr. Newcomer attended Cal-Poly San Luis Obispo where he majored in Bio-Science. We believe Mr. Newcomer should serve as our chairman based on the perspective and experience he brings to our board of directors as our founder and Chief Executive Officer, which adds historical knowledge, operational expertise and continuity to our board of directors.

Daniel H. Spence, Chief Information Officer, Director. Mr. Spence serves as our Chief Information Officer and has served as a director since March 2006. Mr. Spence is responsible for the design and architecture of the PaySign® payments platform. Prior to founding 3PEA Technologies, Inc. with co-founder Mr. Newcomer, Mr. Spence designed and developed secure middleware for Internet financial processing systems in various contract positions. From 1995-1997, Mr. Spence was Systems Manager at The Associated Press. From 1997-1999, Mr. Spence was Director of Technology Planning at The Associated Press, the world’s largest news gathering organization with over 4000 employees in 227 countries. From 1984-1994, Mr. Spence was with Coca-Cola in Australia implementing financial and line of business systems for Coca-Cola operations worldwide. In 2007-2008, he was Project Manager for the implementation of Medicare Easyclaim for ANZ Bank in Australia. Easyclaim allows patients and medical practitioners to lodge Medicare claims using the existing EFTPOS infrastructure. In 2010-2011 he was Business Analyst on the EFT and Banking Stream that was responsible for the upgrade of POS Terminals to EMV capability for Australia Post. Previously for 3PEA, he designed and developed EFTPOS terminals and secure key injection systems, and the software tools (API/SDK) for the EFTPOS terminal integration by third party developers. He has certified several financial interchanges in the ISO8583 and AS2805 standards to various EFT networks in the United States and Australia. He has over 25 years’ experience deploying large-scale technology solutions for major international corporations. We believe that Mr. Spence should serve as a director based on his experience in internet financial processing systems and as a founder of our company.

Anthony E. DePrima, JD., Chief Legal Counsel, Secretary, Director. Mr. DePrima serves as our Secretary and has served as a director since October 2009. Mr. DePrima is a highly experienced attorney licensed in Arizona with broad corporate management experience. He has been an active member of the State Bar of Arizona since April 1967 to the present, and a former member of the American Bar Association. During this time, he served as a Member of the U.S. Department of Commerce District Export Council for District of Arizona, and Chairman of the International Section of the Arizona Bar, Chairman of the Legal Advisory Committee of the Arizona Mexico Commission, and Director of the Arizona Mexico Commission. His law practice has included Corporate, Commercial, Business, International Trade and US Customs Law, as well as general trial practice with numerous court and jury trials. Mr. DePrima is currently a member of DePrima Law, PC. He was an Advisory Director and General Counsel of Coal Brick Oven Pizzeria, Inc., a Nevada corporation (Grimaldi’s Pizzeria chain of restaurants) from 2002 to March 2017. For over 20 years he was a Director and Secretary of Media Concepts, Inc., an Arizona corporation which publishes Native Peoples Magazine, from which he resigned in November 2014. From 1983 to 1998 he held various management positions in Computer Easy International, Inc. and American Architectural Products Corporation, a NASDAQ traded company, including Chief Executive Officer, President, Secretary, Executive Vice President, Chief Financial Officer, Vice President General Counsel, and Chairman of Board of Directors. Mr. DePrima has a BS in General Business from Arizona State University School of Business, and Juris Doctorate from the University of Arizona. We believe that Mr. DePrima should serve as a director based on his extensive experience as an attorney and as an officer and director of other public companies.

5

Bruce Mina, Director. Mr. Mina has served as a director since March 2018. Mr. Mina, MS-Taxation, CPA/ABV, CFF, CVA, BVAL is a co- founder & managing member of Mina Llano Higgins Group, LLP (founded 1974). Mr. Mina is a Certified Public Accountant licensed in the State of New York for over 30 years. He is experienced in, and responsible for litigation support and valuation assignments regarding business valuations, damage studies and appraisal engagements. Mr. Mina has been retained as a Business Appraiser, Expert Witness, Consultant, Forensic Examiner, Auditor, Accountant and Tax Planner by business owners and corporate officers, attorneys and Municipalities to provide services in business appraisal and enterprise valuation, forensic examination and litigation support. Mr. Mina has served as CFO for Coal Brick Oven Pizzeria, Inc., a Nevada corporation (Grimaldi’s Pizzeria chain of restaurants) from 2011 to 2018, and currently serves as CFO for Academy of Aviation in Long Island, NY since 2009. Mr. Mina earned his B.A. degree from Hofstra University, and his Master of Science-Taxation Degree from Long Island University.

None of the directors share any familial relationship with any other executive officers or key employees.

None of the directors has been involved in any legal proceedings as listed in Regulation S-K, Section 401(f).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

6

INFORMATION REGARDING CORPORATE GOVERNANCE

Independence of Board of Directors

Our common stock is currently quoted on the OTC Bulletin Board, or the OTCBB, and OTCQB. Since neither the OTCBB nor the OTCQB has its own rules for director independence, we use the definition of independence established by the NASDAQ Stock Market. Under applicable NASDAQ Stock Market rules, a director would not be considered an “independent director” if the director at any time in the past three years (a) was employed by us, (b) received more than $120,000 in compensation from us, other than for board services, (c) had a family member who was employed as an executive officer of us, (d) was, or had a family member that was, a partner, controlling shareholder or executive officer of any organization that received payments from us for property or services that exceeded the greater of 5% of the recipient’s gross revenues or $200,000, (e) was, or had a family member that was, employed as an executive officer of another entity during the past three years where any of our executive officers served on the compensation committee, or (f) was, or had a family member that was, a partner in our auditor at any time in the past three years. At this time, we do not have any independent directors.

Three of our four directors are currently members of our management and are not independent. However, our Board has determined that Bruce Mina qualifies as an “independent director” as defined by the NASDAQ Stock Market.

Board Leadership Structure

Mark Newcomer serves as the chairman of our board and our chief executive officer and president. Our board has not designated a lead independent director. We do not believe that separation of the positions of Board chairman and chief executive officer is either necessary or appropriate at this time. We are still relatively small in size, and believe the decision-making and leadership is enhanced by consolidating those positions in one person. As we grow larger, we plan to add independent directors, and will consider reorganizing leadership of the Board at that time.

Role of the Board in Risk Oversight

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our board. Our Board is responsible for designing, implementing and overseeing our risk management processes. The Board does not have a standing risk management committee, but administers this function directly through the Board as a whole. The whole Board considers strategic risks and opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s structure facilitates the division of risk management oversight responsibilities and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Meetings of the Board

During 2017, there were five meetings of the Board. All directors attended every meeting. In addition to participation at Board meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable personal and telephone contact with the chairman and chief executive officer and others regarding matters of interest and concern to us.

We do not have a formal policy requiring members of the Board to attend the annual meeting, although all directors are strongly encouraged to attend. We did not hold an annual meeting in 2017.

Executive Sessions of Non-Management Directors

During 2017 we did not have any non-management directors, and therefore there were no meetings of our board of directors without any members of management present.

Committees of the Board

We do not have a separately-designated audit committee, nominating committee or compensation committee. Our entire Board performs the functions of an audit committee, nominating committee and compensation committee.

7

Audit Committee Functions

Our Board does not maintain an audit committee. Our Board has not developed a written charter to govern the actions of the Board when performing the functions of what would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

Our Board does not contain an audit committee financial expert.

Report of the Board Acting as the Audit Committee

The Board is responsible for providing independent, objective oversight of 3Pea’s accounting functions and internal control over financial reporting. The Board has reviewed and discussed audited financial statements for 3Pea with management. The Board has also discussed with Squar Milner LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees (as amended), as adopted by the Public Company Accounting Oversight Board, or PCAOB, which includes, among other items, matters related to the conduct of the annual audit of our Company’s financial statements. The Board has also received and reviewed the written disclosures and the letter from Squar Milner LLP, as required by applicable requirements of the PCAOB, regarding the communications by Squar Milner LLP with the Board concerning independence, and has discussed with Squar Milner LLP its independence from 3Pea.

Based upon the review and discussions referred to above, the Board recommended that the audited financial statements of 3Pea for the 2017 fiscal year be included in the Annual Report filed on Form 10-K for the year ended December 31, 2017.

By the Board of Directors of 3Pea International, Inc.*

Mark R. Newcomer

Anthony DePrima

Daniel H. Spence

* Bruce Mina was not a board member at the time the events described in this report occurred.

Compensation Committee Functions

Our Board does not maintain a compensation committee. Our Board has not developed a written charter to govern the actions of the Board when performing the functions of what would generally be performed by a compensation committee.

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including:

•	establishment of corporate and individual performance objectives relevant to the compensation of our executive officers and other senior management and evaluation of performance in light of these stated objectives;

•	review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our chief executive officer and other executive officers; and

•	administration of our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

8

Typically, our full Board reviews and discusses compensation related issues at each regular Board meeting

From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Board to make presentations, to provide financial or other background information or advice or to otherwise participate in the compensation portion of Board meetings. Because each member of the Board is also an officer, each Board member may not participate in, or be present during, any deliberations or determinations of the Board regarding his compensation.

To date, the Board has not retained compensation consultants to advise it on the compensation and benefits it should provide to its officers and management personnel. Instead, the Board seeks to provide compensation and benefits to officers and other management personnel that are consistent with industry norms and 3Pea’s size based on their personal knowledge of industry compensation practices.

Nominating Committee Functions

Our Board does not maintain a nominating committee. Our Board has not developed a written charter to govern the actions of the Board when performing the functions of what would generally be performed by a nominating committee.

When evaluating director nominees, our directors consider the following factors:

•	The appropriate size of our Board of Directors;

•	Our needs with respect to the particular talents and experience of our directors;

•	The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	Experience in political affairs;

•	Experience with accounting rules and practices; and

•	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

Our goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds. The Board does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. However, we do not have any specific guidelines that specify how diversity on the Board should be considered in the director identification and nomination process.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in our best interests as well as our stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve our best interests.

9

Communication with the Board

The Board and management encourage communication from our stockholders. Stockholders who wish to communicate with our management or directors should direct their communication to the Corporate Secretary of the Company, 1700 W. Horizon Ridge Parkway, Suite 200, Henderson, Nevada 89012. The Secretary will forward communications intended for the Board to the Chairman of the Board, currently Mr. Newcomer, or, if intended for an individual director, to that director. If multiple communications are received on a similar topic, the Secretary may, in his discretion, forward only representative correspondence. Any communications that are abusive, in bad taste or present safety or security concerns may be handled differently.

Code of Ethics

We have adopted a Code of Ethics that applies to all our directors, officers and employees. The Code of Ethics is publicly available on our website at www.3pea.com. Amendments to the Code of Ethics and any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC rules will be disclosed on our website.

Director Compensation

During 2017, we not pay any compensation to our directors.

In March 2018, Bruce Mina was appointed to our Board. At the same time, the Board adopted a compensation policy for independent directors under which they would be paid an annual fee of $15,000 per year, and $1,500 each quarterly board meeting they attend. We also issue each independent director 200,000 shares of restricted common stock which vests over a four-year period from the date of their appointment.

We reimburse our directors for reasonable travel and other related expenses.

10

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Squar Milner LLP (“Squar Milner”) as our independent auditors for the fiscal year ending December 31, 2018, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the 2018 Annual Meeting. We expect that a representative from Squar Milner will be present at the 2018 Annual Meeting, and accordingly, the representative will be given the opportunity to make a statement and respond to any questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Squar Milner as our independent registered public accounting firm. However, the Board is submitting the selection of Squar Milner to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the 2018 Annual Meeting will be required to ratify the appointment of Squar Milner.

Principal Accountant Fees and Services

Our independent public accountants for the fiscal years ended December 31, 2016 and 2017 were Sarna & Company and Squar Milner LLP, respectively. The following table presents fees for professional audit services and other services rendered to the Company by such accountants for the fiscal years ended December 31, 2017 and 2016.

	Fiscal Year 2017	Fiscal Year 2016
Audit Fees	$50,000	$32,500
Audit-Related Fees	$30,000	$7,500
Tax Fees	$–	$–
All Other Fees	$–	$–

Total Fees	$80,000	$40,000

__________

(1)	Audit Fees. Audit services include work performed for the audit of our financial statements and the review of financial statements included in our quarterly reports, as well as work that is normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.
(2)	Audit-related services. Audit-related services are for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not covered above under “audit services.”
(3)	Tax services. Tax services include all services performed by the independent registered public accounting firm’s tax personnel for tax compliance, tax advice and tax planning.
(4)	Other services. Other services are those services not described in the other categories.

Pre-Approval Policy and Procedures

Our Board has adopted policies and procedures which set forth the manner in which the Board will review and approve all services to be provided by the independent auditor before the auditor is retained to provide such services. The policy requires Board pre-approval of the terms and fees of the annual audit services engagement, as well as any changes in terms and fees resulting from changes in audit scope or other items. The Board also pre-approves, on an annual basis, other audit services, and audit-related and tax services set forth in the policy, subject to estimated fee levels, on a project basis and aggregate annual basis, which have been pre-approved by the Board.

All other services performed by the auditor that are not prohibited non-audit services under SEC or other regulatory authority rules must be separately pre-approved by the Board. Amounts in excess of pre-approved limits for audit services, audit-related services and tax services require separate pre-approval of the Board.

Our chief financial officer reports quarterly to the Board on the status of pre-approved services, including projected fees. All of the services reflected in the above table were approved by the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

11

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information regarding our executive officers as of March 16, 2018.

Name	Age	Title
Mark R. Newcomer	52	Chief Executive Officer
Anthony E. DePrima	78	General Counsel, Corporate Secretary
Daniel H. Spence	54	Chief Information Officer
Brian Polan	58	Chief Financial Officer
Joan M. Herman	61	Chief Operating Officer

The biographies of Messrs. Newcomer, DePrima and Spence are included above under the section titled “Proposal No. 1 – Election of Directors.”

Brian Polan, Chief Financial Officer. Mr. Polan serves as our Chief Financial Officer since October 2015. Mr. Polan previously served as our VP of Corporate Finance since October 2013 and VP of Investor Relations from June 2012 to September 2013. Mr. Polan’s experience in the private sector includes serving as financial advisor with DLG Wealth Management LLC from January 2010 to June 2012, and various retail brokerages from 1983 to December 2012. Mr. Polan received his BS Degree in Business Administration from the State University of New York at Buffalo.

Joan M. Herman, Chief Operating Officer. Ms. Herman serves as our Chief Operating Officer since September 2017. Ms. Herman‘s experience in payments spans more than 30 years, holding various management positions in operations, product development, and sales and marketing on both the issuing and acquiring sides of the card business. Ms. Herman’s previous employers and directorships include Sunrise Bank from June 2012 to August 2017, UMB Bank from 2010 to 2012 and Heartland Bank from 2006 to 2010, and served as a Director at Heartland Payment Systems from 1997 to 2006. Ms. Herman is a member of the Board of Directors of the National Branded Prepaid Card Association (NBPCA) and serves as its Treasurer. Ms. Herman earned her B.A. and M.A. in business and marketing from Webster University, St. Louis, Missouri.

12

EXECUTIVE COMPENSATION

Our named executive officers, or NEOs, consisting of our principal executive officer, the next two most highly compensated executive officers during 2017, and two additional officers that we chose to classify as a NEO, are:

•	Mark R. Newcomer, Chief Executive Officer;

•	Daniel H. Spence, Chief Information Officer

•	Brian Polan, Chief Financial Officer.

•	Anthony E. DePrima, Esq., General Counsel, Secretary

•	Joan M. Herman, Chief Operating Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary $	Bonus $(1)	Other $ (2)	Stock Grant $ (3)(4)	Total $
Mark R. Newcomer, President & CEO	2017	$424,188	$60,000	$4,500	$63,036	$551,724
	2016	$300,000	$–	$–	$15,759	$315,759

Brian Polan, CFO	2017	$152,883	$–	$5,000	$15,759	$173,642
	2016	$89,539	$–	$–	$3,940	$93,479

Daniel H. Spence, CIO	2017	$318,500	$–	$–	$63,036	$381,536
	2016	$178,500	$–	$–	$15,759	$194,259

Anthony E. DePrima, Esq.	2017	$–	$–	$176,500	$15,759	$192,259
General Counsel, Secretary	2016	$–	$–	$16,500	$3,940	$20,440

Joan M. Herman, COO	2017	$76,923	$–	$–	$21,100	$98,023

(1)	The bonus paid to Mr. Newcomer in 2017 was a discretionary bonus determined by the Board of Directors and was not based on the fulfillment of any formula, criteria, or fulfillment of any performance target, goal or condition.

(2)	Other is comprised of a 401(k) employer matching contribution for Mark R. Newcomer and Brian Polan. For Anthony E. DePrima, Other is comprised of payments to Mr. DePrima’s law firm (DePrima Law, PC) in consideration for legal services rendered to us.

(3)	In November 2016, the Company granted Mark Newcomer, Daniel Spence, Anthony E. DePrima and Brian Polan a total of 2,000,000, 2,000,000, 500,000 and 500,000 shares of restricted common stock, respectively, which had a total value of $315,180, $315,180, $78,800 and $78,800, respectively, based upon a value of $0.15759 per share. The value per share was based on the market value on the date of grant, less a 15% discount due to the shares being restricted and lacking market liquidity. The stock grants vest in equal amounts over a period of five years as of the end of each calendar quarter to the extent the officer is are still employed by us at the time. None of these shares have been issued.

(4)	In July 2017, the Company granted Joan M. Herman 200,000 shares of restricted common stock with a value of $84,400, which are fully vested and have been issued. At the same time, the Company granted but has not issued Ms. Herman four equal tranches of two hundred thousand restricted common shares each, which vest quarterly in equal amounts over a four-year period on the last day of each quarter, commencing December 31, 2017, if Ms. Herman is still employed by us at that time.

13

We did not grant any stock options or stock appreciation rights to our named executive officers in the last fiscal year. We did not reprice any options or stock appreciation rights during the last fiscal year. We did not waive or modify any specified performance target, goal or condition to payout with respect to any amount included in any incentive plan compensation included in the summary compensation table.

Narrative to Summary Compensation Table

The Board is responsible for creating and reviewing the compensation of our executive officers, as well as overseeing our compensation and benefit plans and policies and administering our equity incentive plans. The following Compensation Discussion and Analysis (“CD&A”) describes our 2017 executive compensation program and explains our compensation philosophy, policies, and practices, focusing primarily on the compensation of our named executive officers, or NEOs. This CD&A is intended to be read in conjunction with the tables that follow, which provide detailed historical compensation information for our NEOs.

Compensation Philosophy

We believe in providing a competitive total compensation package to its executives through a combination of base salary, annual performance bonuses, and long-term equity awards. The executive compensation program is designed to achieve the following objectives:

•	provide competitive compensation that will help attract, retain and reward qualified executives;

•	align executives’ interests with our success by making a portion of the executive’s compensation dependent upon corporate performance; and

•	align executives’ interests with the interests of stockholders by including long-term equity incentives.

The Board believes that our executive compensation program should include annual and long-term components, including cash and equity-based compensation, and should reward consistent performance that meets or exceeds expectations. The Board evaluates both performance and compensation to make sure that the compensation provided to executives remains competitive relative to compensation paid by companies of similar size and stage of development operating in the payment processing industry and taking into account our relative performance and its own strategic objectives.

The Board has not used compensation consultants in the past but reserves the right to do so in the future.

Employment Contracts of Named Executive Officers

There are no agreements or understandings between the Company and any NEO which guarantees continued employment or any level of compensation, including incentive or bonus payments, to the NEO.

Severance and Change of Control Benefits

We do not have any agreements with our named executive officers that contain provisions requiring that we make payments to the name executive officer at, following, or in connection with the resignation, retirement or other termination of the named executive officer, or a change in control of us, or a change in the named executive officer's responsibilities following a change in control.

Employee Benefit Plans

We sponsor a 401(k) retirement plan in which our NEO’s participate on the same basis as our other employees. Effective January 2017, our Board approved a matching contribution of 100% of employee contributions up to 3% of the employee’s earnings, and a matching contribution of 50% of the next 2% of the employee’s earnings. During the year ended December 31, 2017, the Company made contributions to this plan of approximately $34,000.

Pension Benefits

None of our NEOs are covered by a pension plan or similar benefit plan that provides for payment or other benefits at, following, or in connection with retirement.

14

Nonqualified Deferred Compensation

None of our NEOs are covered by a deferred contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Option Exercises in 2017

There were no exercises of stock options by the NEOs during the 2017 fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2017

The following table sets forth information regarding all outstanding equity awards held by the NEOs at December 31, 2017. The exercise price of the options is set at the closing price of our stock at the date prior to or as of the date of grant. Outstanding options have been approved by our Board.

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised options (#) (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock that have not Vested (#) (g)	Market Value of Shares of Units of Stock that Have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Mark R. Newcomer (2)	–	–	–	–	–	–	–	1,500,000	$1,095,000
Daniel H. Spence (2)	–	–	–	–	–	–	–	1,500,000	$1,095,000
Brian Polan (3)	–	–	–	–	–	–	–	375,000	$273,751
Anthony E. DePrima (3)	–	–	–	–	–	–	–	375,000	$273,751
Joan M. Herman (4)	–	–	–	–	–	–	–	750,000	$547,500

(1)	The value of the unearned awards is based upon the closing price of our common stock on December 29, 2017, which was $0.73 per share.

(2)	The restricted stock grant consisted of 2,000,000 shares issued on November 21, 2016, which vest on a quarterly basis over five years to the extent the executive is still employed by us at the end of each quarter.

(3)	The restricted stock grant consisted of 500,000 shares issued on November 21, 2016, which vest on a quarterly basis over five years to the extent the executive is still employed by us at the end of each quarter.

(4)	The restricted stock grant consisted of 800,000 shares issued on July 3, 2017, which vest on a quarterly basis over four years to the extent the executive is still employed by us at the end of each quarter.

15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 6, 2018, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of each class, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group.

The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the Securities & Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after March 6, 2018 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Mark R. Newcomer (2) (3)	8,610,000	19.4%

Daniel H. Spence (2) (4)	8,110,000	18.3%

Anthony E. DePrima (2) (5)	2,895,163	6.6%

Brian Polan (2) (6)	206,390	0.5%

Joan M. Herman (2) (7)	300,000	0.7%

Bruce Mina (2)(8)	6,500	–%

All Officers and Directors as a Group (1)	20,128,053	44.5%

(1)	Based upon 43,670,765 shares of Common Stock issued and outstanding as of March 6, 2018. The outstanding shares do not include any of the 5,000,000 shares issued under a stock grant program dated November 11, 2016, of which 1,600,000 vest within sixty days of March 6, 2018.

(2)	The address for the shareholder is 1700 W Horizon Ridge Pkwy., Suite 200, Henderson, NV 89012.

(3)	Mr. Newcomer’s ownership consists of 8,010,000 shares owned outright and 600,000 shares that vest within 60 days of March 6, 2018 which Mr. Newcomer has a right to receive. Mr. Newcomer’s ownership does not include 1,400,000 additional shares granted to Mr. Newcomer that have not yet vested.

(4)	Mr. Spence’s ownership consists of 7,510,000 shares owned outright and 600,000 shares that vest within 60 days of March 6, 2018 which Mr. Spence has a right to receive. Mr. Spence’s ownership does not include 1,400,000 additional shares granted to Mr. Spence that have not yet vested.

(5)	Mr. DePrima’s ownership consists of 2,745,163 shares owned outright and 150,000 shares that vest within 60 days of March 6, 2018 which Mr. DePrima has a right to receive. Mr. DePrima’s ownership does not include 350,000 additional shares granted to Mr. DePrima that have not yet vested.

(6)	Mr. Polan’s ownership consists of 56,390 shares owned outright and 150,000 that vest within 60 days of March 6, 2018 which Mr. Polan has a right to receive. Mr. Polan’s ownership does not include 350,000 additional shares granted to Mr. Polan that have not yet vested.
(7) (8)

Ms. Herman’s ownership includes 200,000 shares owed outright and 100,000 shares that vest within 60 days of March 6, 2018, which Ms. Herman has a right to receive. Ms. Herman’s ownership does not include 700,000 additional shares granted to Ms. Herman that have not yet vested.

Mr. Mina’s ownership consists of 6,500 shares owned outright. Mr. Mina was awarded shares on March 29, 2018 totaling 200,000 which vests over four years of which none has vested as of this filing.

16

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2017 about the securities issued, or authorized for future issuance, under our equity compensation plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders	–	–	–
Equity compensation plans not approved by security holders (1)	5,000,000	$0.15759	0
Total	5,000,000	$0.15759	0

(1) In November 2016, the Company granted Mark Newcomer, Daniel Spence, Anthony DePrima and Brian Polan a total of 2,000,000, 2,000,000, 500,000 and 500,000 shares of restricted common stock, respectively, which had a total value of $315,180, $315,180, $78,800 and $78,800, respectively, based upon a value of $0.15759 per share. The value per share was based on the market value on the date of grant, less a 15% discount due to the shares being restricted and lacking market liquidity. The stock grants vest in equal amounts over a period of five years as of the end of each calendar quarter to the extent the officer is are still employed by us at the time. None of these shares have been issued.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, executive officer and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports or changes in ownership of such equity securities. Such persons are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of the copies of the forms furnished to us and written representations from certain reporting persons, we believe that, during the year ended December 31, 2017, none of our executive officers, directors or beneficial owners of more than 10% of any class of registered equity security failed to file on a timely basis any such report, except as follows: Joan Herman filed her initial report of ownership on Form 3 on October 16, 2017, which was more than 10 days after her commencement of employment as our chief operating officer.

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transaction Policies and Procedures

All transactions between us and our officers, directors, principal stockholders and their affiliates are subject to approval by the Board according to the terms of our written Code of Ethics.

Certain Related-Person Transactions

None.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other 2018 Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other 2018 Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are 3Pea stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or 3Pea International, Inc. Direct your written request to our Corporate Secretary, Anthony E. DePrima, Esq., at 1700 W. Horizon Ridge Parkway, Suite 200, Henderson, Nevada 89012; e-mail: adeprima@3pea.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

17

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the 2018 Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

18

3PEA INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

annual meeting OF STOCKHOLDERS – may 18, 2018 at 2:30 PM Local time

CONTROL ID:

REQUEST ID:

The undersigned appoints Mark Newcomer, Anthony DePrima and Brian Polan and each of them, as proxies, each with the power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of 3Pea International, Inc. held of record by the undersigned at the close of business on March 30, 2018 at the 2018 Annual Meeting of stockholders to be held at M Resort Spa Casino, located at 12300 Las Vegas Blvd. S, Henderson, Nevada 89044 on May 18, 2018 at 2:30 p.m. (local time) or at any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/TPNL
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF 3PEA INTERNATIONAL, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	The Board of Directors recommends a vote “FOR” the listed nominees.	à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐		Control ID:
	Mark R. Newcomer				☐	REQUEST ID:
	Anthony E. DePrima				☐
	Daniel H. Spence				☐
	Bruce Mina				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	A proposal to ratify the appointment of Squar Milner LLP as the independent registered public accounting firm to audit the financial statements for the 2018 fiscal year. The Board of Directors recommends a vote “FOR” this proposal.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED FOR THE PROPOSALS, EACH PROPOSAL WILL BE VOTED “FOR” THE PROPOSAL.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

________________________

________________________

________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

_______________________________________________________________
(Print Name of Stockholder and/or Joint Tenant)

_________________________________________________________________________
(Signature of Stockholder)

_______________________________________________________________
(Second Signature if held jointly)